UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 21, 2020
KONTOOR BRANDS, INC.
(Exact name of registrant as specified in charter)

North Carolina	001-38854	83-2680248
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
400 N. Elm Street
Greensboro, North Carolina 27401
(Address of principal executive offices)
(336) 332-3400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, no par value	KTB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders
Kontoor Brands, Inc. (the “Company”) held its 2020 Annual Meeting of Shareholders on April 21, 2020. The Company’s shareholders (i) elected both of the Class I director nominees, (ii) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 2, 2021, (iii) approved the compensation of the Company’s named executive officers, and (iv) approved an annual frequency of future advisory votes on the compensation of the Company’s named executive officers.
The final voting results with respect to each of the four proposals are set forth below.
Proposal 1. To elect the two Class I directors for a term ending at the Company’s 2023 annual meeting of shareholders.

Nominee	For	Withheld	Broker Non-Votes
Juliana Chugg	41,229,991	2,470,126	9,603,765
Shelley Stewart, Jr.	42,023,634	1,676,482	9,603,765
Proposal 2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 2, 2021.

For	Against	Abstain
53,079,558	152,892	71,430
Proposal 3. To approve the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
42,438,617	1,147,808	113,690	9,603,765
Proposal 4. To vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
43,475,380	64,673	99,418	60,644	9,603,765
The Company will include an advisory vote on executive compensation in its proxy materials every year until the next advisory vote on the frequency of future advisory votes on executive compensation, which will occur no later than the Company’s 2026 annual meeting of shareholders.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KONTOOR BRANDS, INC.
Date: April 22, 2020	By:	/s/ Laurel Krueger
	Name:	Laurel Krueger
	Title:	Executive Vice President, General Counsel & Corporate Secretary